UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 18, 2017

ServisFirst Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36452	26-0734029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

850 Shades Creek Parkway, Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 949-0302
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(a)	On May 18, 2017, the Company held its Annual Meeting of Stockholders.

(b)	Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended; there was no solicitation in opposition to management’s nominees for directors as listed in the Proxy Statement and all such nominees for director listed in the Proxy Statement were elected. The final results of the voting for directors are set forth below:

Proposal 1

Election of Directors

Nominee	For	Withhold	Abstain	Broker non-votes
Stanley M. Brock	38,842,552	834,362	-	8,624,034
Thomas A. Broughton III	39,630,675	46,239	-	8,624,034
J. Richard Cashio	39,524,453	152,461	-	8,624,034
James J. Filler	39,628,548	48,366	-	8,624,034
Michael D. Fuller	39,536,453	140,461	-	8,624,034
Hatton C.V. Smith	39,629,699	47,215	-	8,624,034

Described below are the other matters voted upon at the Annual Meeting and the final number of affirmative votes, negative votes and abstentions.

Proposal 2

Advisory vote on executive compensation - approved

For	Against	Abstain	Broker non-votes
39,051,170	295,809	329,934	8,624,034

Proposal 3

Advisory vote on frequency of “Say on Pay” advisory votes

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker non-votes
34,234,389	405,937	4,633,646	402,941	8,624,034

Proposal 4

Ratification of Dixon Hughes Goodman LLP as Independent Registered Public Accounting Firm

for the year ending December 31, 2017 - approved

For	Against	Abstain	Broker non-votes
48,193,035	87,792	20,121	-

Proposal 5

Vote on the stockholder proposal regarding the director election majority voting standard - rejected

For	Against	Abstain	Broker non-votes
9,879,543	29,564,264	233,107	8,624,034

As of the record date of the Annual Meeting, 52,809,396 shares of common stock were issued and outstanding, with 48,300,948 shares of common stock represented by proxies at the Annual Meeting.

(d)	Consistent with the Stockholders’ advisory vote on Proposal 3, the Board has determined the Company will hold “Say on Pay” advisory votes on executive compensation every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

/s/ Thomas A. Broughton III
Dated: May 19, 2017	By:	Thomas A. Broughton III
Chief Executive Officer